Blue Chip Fund
Class	A	C	J	Inst.	R-3	R-4	R-5	R-6
Ticker Symbol(s)	PBLAX	PBLCX	PBCJX	PBCKX	PGBEX	PGBFX	PGBGX	PGBHX
Principal Funds, Inc. Summary Prospectus December 31, 2022
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, Reports to Shareholders, and other information about the Fund online at www.PrincipalAM.com/Prospectuses. You can also get this information at no cost by calling 1-800-222-5852 or by sending an email request to prospectus@principalfunds.com.
The Fund’s Prospectus and Statement of Additional Information, both dated December 31, 2022, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus.
Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of Principal Funds, Inc. More information about these and other discounts is available from your financial intermediary and in “Choosing a Share Class and The Costs of Investing” beginning on page 117 of the Fund’s Prospectus, Appendix B to the Prospectus titled “Intermediary-Specific Sales Charge Waivers and Reductions,” and “Multiple Class Structure” beginning on page 4 of the Fund’s Statement of Additional Information.
If you purchase Institutional Class or Class R-6 shares through certain programs offered by certain financial intermediaries, you may be required to pay a commission and/or other forms of compensation to the broker, or to your Financial Professional or other financial intermediary.
Shareholder Fees (fees paid directly from your investment)
	Share Class
	A	C	J	Inst.	R-3	R-4	R-5	R-6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	1.00%	1.00%	None	None	None	None	None
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Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Share Class
	A	C	J	Inst.	R-3	R-4	R-5	R-6
Management Fees(1)	0.59%	0.59%	0.59%	0.59%	0.59%	0.59%	0.59%	0.59%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.15%	N/A	0.25%	0.10%	N/A	N/A
Other Expenses	0.13%	0.10%	0.08%	0.10%	0.32%	0.28%	0.26%	—%
Total Annual Fund Operating Expenses	0.97%	1.69%	0.82%	0.69%	1.16%	0.97%	0.85%	0.59%
Fee Waiver and Expense Reimbursement(2),(3)	(0.03)%	(0.03)%	(0.03)%	(0.03)%	(0.03)%	(0.03)%	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.94%	1.66%	0.79%	0.66%	1.13%	0.94%	0.82%	0.56%
(1)
Fees have been restated to reflect current fees.
(2)
Principal Global Investors, LLC (“PGI”), the investment advisor, has contractually agreed to waive a portion of the Fund’s management fees through the period ending December 30, 2023. The fee waiver will reduce the Fund's management fees by 0.03% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the fee waiver prior to the end of the period.
(3)
Principal Global Investors, LLC (“PGI”), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and tax reclaim recovery expenses and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.66% for Institutional Class shares. It is expected that the expense limit will continue through the period ending December 30, 2023; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limit prior to the end of the period. Subject to applicable expense limits, the Fund may reimburse PGI for expenses incurred during the current fiscal year.
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Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example assumes conversion of the Class C shares to Class A shares after the eighth year. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class A	$641	$839	$1,054	$1,672
Class C	269	530	915	1,804
Class J	181	259	452	1,011
Institutional Class	67	218	381	856
Class R-3	115	366	635	1,406
Class R-4	96	306	533	1,187
Class R-5	84	268	468	1,046
Class R-6	57	186	326	735
With respect to Classes C and J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):
	1 year	3 years	5 years	10 years
Class C	$169	$530	$915	$1,804
Class J	81	259	452	1,011
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24.0% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations at the time of purchase that, in the opinion of Principal Global Investors, LLC (“PGI”), the Fund’s investment advisor, display characteristics of a “blue chip” company. For this Fund, companies with large market capitalizations are those with market capitalizations similar to companies in the Russell 1000® Growth Index (as of November 30, 2022, this was between approximately $1.2 billion and $2.4 trillion). In PGI’s view, “blue chip” companies typically display some or all of the following characteristics: (1) large, well-established and financially sound companies; (2) issuers with market capitalizations in the billions; (3) are considered market leaders or among the top three companies in its sector; and (4) commonly considered household names. The Fund tends to focus on securities of companies that show potential for growth of capital as well as an expectation for above-average earnings. In selecting securities in which to invest, PGI uses a bottom-up, fundamental process, focusing on a fundamental analysis of individual companies. The Fund invests in securities of foreign companies. The Fund invested significantly in industries within the financial services and information technology sectors as of November 30, 2022.
Principal Risks
The value of your investment in the Fund changes with the value of the Fund’s investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund are listed below in alphabetical order and not in order of significance.
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Equity Securities Risk. A variety of factors can negatively impact the value of equity securities held by a fund, including a decline in the issuer’s financial condition, unfavorable performance of the issuer’s sector or industry, or changes in response to overall market and economic conditions. A fund’s principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.
•
Growth Style Risk. Growth investing entails the risk that if growth companies do not increase their earnings at a rate expected by investors, the market price of their stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
Financial Services Sector Risk. A fund that invests significantly in financial services companies may be more susceptible to adverse economic or regulatory occurrences affecting financial services companies. Financial companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial companies are especially vulnerable to these economic cycles, the Fund’s investments in these companies may lose significant value during such periods.
Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation, or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Information Technology Sector Risk. Companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and are particularly vulnerable to changes in technology product cycles, product obsolescence, government regulation, and competition, both domestically and internationally. Such companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Redemption and Large Transaction Risk. Ownership of the Fund’s shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may redeem or purchase shares in large quantities. These transactions may cause the Fund to sell securities to meet redemptions or to invest additional cash at times it would not otherwise do so, which may result in increased transaction costs, increased expenses, changes to expense ratios, and adverse effects to Fund performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains. Moreover, reallocations by large shareholders among share classes of a fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information at www.PrincipalAM.com.
Using the historical performance of the Fund's Institutional Class shares, adjusted as described below, the bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). These annual returns do not reflect sales charges on Class A shares; if they did, results would be lower. The table shows for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
Life of Fund returns are measured from the date the Fund’s shares were first sold (June 14, 2012).
For periods prior to the inception date of Classes A and C shares (September 30, 2013), Classes R-3, R-4, and R-5 shares (March 29, 2016), Class R-6 shares (January 3, 2017), and Class J shares (September 11, 2017), the performance shown in the bar chart for Class A shares and the table for Classes A, C, J, R-3, R-4, R-5,
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and R-6 shares is that of the Fund’s Institutional Class shares, adjusted to reflect the respective fees and expenses of each class. However, where this adjustment for fees and expenses results in performance for a newer class that is higher than the historical performance of the Institutional Class shares, the historical performance of the Institutional Class shares is used. These adjustments for these newer classes result in performance for such periods that is no higher than the historical performance of the Institutional Class shares, which were first sold June 14, 2012.
Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q2 2020	27.66%
Lowest return for a quarter during the period of the bar chart above:	Q1 2020	(13.38)%
Year-to-date return for Class A shares:	Q3 2022	(34.66)%
Average Annual Total Returns
For the periods ended December 31, 2021
	1 Year	5 Years	Life of Fund
			06/14/12
Class A Return Before Taxes	17.95%	23.64%	18.63%
Class A Return After Taxes on Distributions	16.06%	22.18%	17.69%
Class A Return After Taxes on Distributions and Sale of Fund Shares	11.81%	19.07%	15.63%
Class C Return Before Taxes	22.90%	24.11%	18.46%
Class J Return Before Taxes	23.99%	25.16%	19.54%
Institutional Class Return Before Taxes	25.14%	25.44%	19.88%
Class R-3 Return Before Taxes	24.54%	24.82%	19.25%
Class R-4 Return Before Taxes	24.79%	25.06%	19.48%
Class R-5 Return Before Taxes	24.95%	25.22%	19.62%
Class R-6 Return Before Taxes	25.28%	25.54%	19.90%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	27.62%	25.32%	19.89%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
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Investment Advisor and Portfolio Managers
Principal Global Investors, LLC (“PGI”)
•
K. William Nolin (since 2012), Portfolio Manager
•
Tom Rozycki (since 2012), Portfolio Manager
Purchase and Sale of Fund Shares
For Classes A, C, and J shares, the required minimum initial investment per Fund is generally $1,000, and the minimum initial investment per Fund for accounts with an Automatic Investment Plan (“AIP”) is $100. The required minimum subsequent investment per Fund is generally $100; however, for accounts with an AIP, subsequent automatic investments must total $1,200 annually if the initial $1,000 has not been met. Some exceptions apply; see “Purchase of Fund Shares – Minimum Investments” for more information.
For Classes R-3, R-4, R-5, R-6, and Institutional Class shares, there are no minimum initial or subsequent investment requirements for eligible purchasers.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional by sending a written request to Principal Funds at P.O. Box 219971, Kansas City, MO 64121-9971 (regular mail) or 430 W. 7th Street, Ste. 219971, Kansas City, MO 64105-1407 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principal.com).
Class C shares are subject to an 8-year automatic conversion plan whereby Class C shares held for eight years after purchase will automatically convert to Class A shares of the same Fund.
See Purchase of Fund Shares for more information.
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary’s website for more information.
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